Exhibit 3.2

                        Devine entertainment corporation

                                 By-law No. Two

                       A By-law Relating Generally to the
                     Transaction of the Business and Affairs
                               of the Corporation

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  Devine entertainment corporation ........................................    1

SECTION ONE INTERPRETATION ................................................    1

1.01 DEFINITIONS ..........................................................    1
1.02 INTERPRETATION .......................................................    1

SECTION TWO BUSINESS OF THE CORPORATION ...................................    2

2.01 REGISTERED OFFICE ....................................................    2
2.02 CORPORATE SEAL .......................................................    2
2.03 FINANCIAL YEAR .......................................................    2
2.04 EXECUTION OF INSTRUMENTS .............................................    2
2.05 BANKING ARRANGEMENTS .................................................    2
2.06 VOTING RIGHTS IN OTHER BODIES CORPORATE ..............................    2
2.07 DIVISIONS ............................................................    2

SECTION THREE BORROWING AND SECURITY ......................................    3

3.01 BORROWING POWER ......................................................    3
3.02 DELEGATION ...........................................................    3

SECTION FOUR DIRECTORS ....................................................    4

4.01 NUMBER OF DIRECTORS AND QUORUM .......................................    4
4.02 QUALIFICATION ........................................................    4
4.03 CONSENT ..............................................................    4
4.04 ELECTION AND TERM ....................................................    4
4.05 REMOVAL OF DIRECTORS .................................................    4
4.06 VACATION OF OFFICE ...................................................    4
4.07 VACANCIES ............................................................    4
4.08 ACTION BY THE BOARD ..................................................    5
4.09 CANADIAN MAJORITY AT MEETINGS ........................................    5
4.10 MEETINGS BY TELEPHONE ................................................    5
4.11 PLACE OF MEETING .....................................................    5
4.12 CALLING OF MEETINGS ..................................................    5
4.13 NOTICE OF MEETING ....................................................    5
4.14 ATTENDANCE OF AUDITORS ...............................................    5
4.15 FIRST MEETING OF NEW BOARD ...........................................    6
4.16 ADJOURNED MEETING ....................................................    6
4.17 REGULAR MEETINGS .....................................................    6
4.18 CHAIRPERSON ..........................................................    6
4.19 QUORUM ...............................................................    6
4.20 VOTES TO GOVERN ......................................................    6
4.21 CONFLICT OF INTEREST .................................................    6
4.22 REMUNERATION AND EXPENSES ............................................    6
4.23 RESOLUTION IN LIEU OF MEETING. .......................................    7

SECTION FIVE  COMMITTEES ..................................................    7

5.01 COMMITTEES OF THE BOARD ..............................................    7
5.02 TRANSACTION OF BUSINESS ..............................................    7
5.03 AUDIT COMMITTEE ......................................................    7
5.04 ADVISORY BODIES ......................................................    7
5.05 PROCEDURE ............................................................    7

SECTION SIX OFFICERS ......................................................    7

6.01 APPOINTMENT ..........................................................    7
6.02 CHIEF EXECUTIVE OFFICER ..............................................    8
6.03 CHIEF FINANCIAL OFFICER ..............................................    8
6.04 CHAIRPERSON OF THE BOARD .............................................    8
6.05 PRESIDENT ............................................................    8
6.06 VICE-PRESIDENT .......................................................    8
6.07 SECRETARY ............................................................    8
6.08 TREASURER ............................................................    8
6.09 POWERS AND DUTIES OF OFFICERS ........................................    9
6.10 TERM OF OFFICE .......................................................    9
6.11 TERMS OF EMPLOYMENT AND REMUNERATION .................................    9
6.12 AGENTS AND ATTORNEYS .................................................    9
6.13 FIDELITY BONDS .......................................................    9

SECTION SEVEN PROTECTION OF DIRECTORS,
OFFICERS AND OTHERS .......................................................    9

7.01 LIMITATION OF LIABILITY ..............................................    9
7.02 INDEMNITY ............................................................   10
7.03 INSURANCE ............................................................   10

SECTION EIGHT SHARES ......................................................   10

8.01 ALLOTMENT OF SHARES ..................................................   10
8.02 COMMISSIONS AND DISCOUNTS ............................................   10
8.03 TRANSFER AGENTS AND REGISTRARS .......................................   10
8.04 REGISTRATION OF TRANSFER .............................................   10
8.05 LIEN FOR INDEBTEDNESS ................................................   11
8.06 NON-RECOGNITION OF TRUSTS ............................................   11
8.07 SHARE CERTIFICATES ...................................................   11
8.08 REPLACEMENT OF SHARE CERTIFICATES ....................................   11
8.09 JOINT SHAREHOLDERS ...................................................   11
8.10 DECEASED SHAREHOLDERS ................................................   12

SECTION NINE DIVIDENDS AND RIGHTS .........................................   12

9.01 CASH DIVIDENDS .......................................................   12
9.02 DIVIDEND CHEQUES .....................................................   12
9.03 NON-RECEIPT OF CHEQUES ...............................................   12
9.04 RECORD DATE FOR DIVIDENDS AND RIGHTS .................................   12

SECTION TEN MEETINGS OF SHAREHOLDERS ......................................   13

10.01 ANNUAL MEETINGS .....................................................   13
10.02 SPECIAL MEETINGS ....................................................   13
10.03 PLACE OF MEETINGS ...................................................   13
10.04 NOTICE OF MEETINGS ..................................................   13
10.05 LIST OF SHAREHOLDERS ENTITLED TO NOTICE .............................   13
10.06 RECORD DATE FOR NOTICE ..............................................   13
10.07 MEETINGS WITHOUT NOTICE .............................................   13

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                                       ii

10.08 CHAIRPERSON, SECRETARY AND SCRUTINEERS ..............................   14
10.09 PERSONS ENTITLED TO BE PRESENT ......................................   14
10.10 QUORUM ..............................................................   14
10.11 RIGHT TO VOTE .......................................................   14
10.12 RECORD DATE FOR VOTING ..............................................   14
10.13 PROXYHOLDERS AND REPRESENTATIVES ....................................   15
10.14 TIME FOR DEPOSIT OF PROXIES .........................................   15
10.15 PERSONAL REPRESENTATIVE .............................................   15
10.16 JOINT SHAREHOLDERS ..................................................   15
10.17 VOTES TO GOVERN .....................................................   16
10.18 SHOW OF HANDS .......................................................   16
10.19 POLLS ...............................................................   16
10.20 ADJOURNMENT .........................................................   16
10.20 ACTION IN WRITING BY SHAREHOLDERS ...................................   16

SECTION ELEVEN NOTICES ....................................................   17

11.01 METHOD OF GIVING NOTICES ............................................   17
11.02 NOTICE TO JOINT SHAREHOLDERS ........................................   17
11.03 COMPUTATION OF TIME .................................................   17
11.04 UNDELIVERED NOTICES .................................................   18
11.05 OMISSIONS AND ERRORS ................................................   18
11.06 PERSONS ENTITLED BY DEATH OR OPERATION OF LAW .......................   18
11.07 WAIVER OF NOTICE ....................................................   18

SECTION TWELVE EFFECTIVE DATE .............................................   18

12.01 EFFECTIVE DATE ......................................................   18
12.02 REPEAL ..............................................................   18

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      BE IT ENACTED as a by-law of the Corporation as follows:

                                   SECTION ONE
                                 INTERPRETATION

1.01  Definitions.

In the by-laws of the Corporation, unless the context otherwise requires:

      "Act" means the Business Corporations Act (Ontario) and any statute that may be substituted for it, as from time to time amended;

      "appointed" includes "elected" and vice versa:

      "articles" means the articles on which is endorsed the certificate of continuance of the Corporation as from time to time amended or restated;

      "board" means the board of directors of the Corporation and "director" means a member of the board;

      "by-laws" means this by-law and all other by-laws of the Corporation from time to time in force and effect;

      "cheque" means a draft;

      "Corporation" means the corporation continued under the Act by the certificate endorsed on the articles and named Devine Entertainment Corporation;

      "meeting of shareholders" includes an annual meeting of shareholders and a special meeting of shareholders;

      "non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Ontario);

      "special meeting of shareholders" includes a meeting of any class or classes of shareholders and a special meeting of all shareholders entitled to vote at an annual meeting of shareholders;

      "recorded address" means, in the case of a shareholder, the shareholder's address as recorded in the securities register in the case of joint shareholders, the address appearing in the securities register in respect of the joint holding or the first address so appearing if there is more than one; and, in the case of a director, officer, auditor or member of a committee of the board, the latest address of such person as shown in the records of the Corporation or in the most recent notice filed under the Corporations Information Act (Ontario) or any statute that may be substituted for it, whichever is the more current;

      "signing officer" means, in relation to any instrument, any person authorized to sign on behalf of the Corporation by section 2.04 of this by-law or by a resolution passed pursuant thereto;

1.02  Interpretation.

Save as aforesaid, words and expressions defined in the Act have the same meanings when used herein and words importing the singular number include the plural and vice versa. Words importing gender include the feminine, masculine and neuter genders. Words importing a person include an individual, sole
proprietorship,    partnership,

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unincorporated  association,  unincorporated  syndicate,  trust,  unincorporated organization, body corporate and a natural person in his or her capacity as trustee, executor, administrator, or other legal representative.

                                   SECTION TWO
                           BUSINESS OF THE CORPORATION

2.01  Registered Office.

The registered office of the Corporation shall be in the municipality or geographic township within Ontario initially specified in the articles and thereafter as determined in accordance with the Act and at such location therein as the board may from time to time determine.

2.02  Corporate Seal.

The Corporation may, but need not, have a corporate seal and if one is adopted it shall be in a form approved from time to time by the board.

2.03  Financial Year.

The financial year of the Corporation shall end on such date in each year as shall be determined from time to time by resolution of the directors.

2.04  Execution of Instruments.

Deeds, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by any one of the following: director, chairman of the board, president, vice-president, general manager, secretary, treasurer, assistant secretary or assistant treasurer or the holder of any other office created by by-law or by the board. In addition, the board may from time to time direct by resolution the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may affix the corporate seal to any instrument requiring the same.

2.05  Banking Arrangements.

The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.

2.06  Voting Rights in Other Bodies Corporate.

The signing officers of the Corporation under section 2.04 may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments shall be in favour of such person or persons as may be determined by the officers executing or arranging for them. In addition, the board may from time to time direct the manner in which and the person by whom any particular voting rights or class of voting rights may or shall be exercised.

2.07  Divisions.

The board may cause the business and operations of the Corporation or any part thereof to be divided into one or more divisions upon such basis, including without limitation types of business or operations, geographical territories,

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product  lines or goods or services,  as may be considered  appropriate  in each case. In connection with any such division the board or, subject to any direction by the board, the chief executive officer may authorize from time to time, upon such basis as may be considered appropriate in each case:

      (a) Subdivision and Consolidation - the further division of the business and operations of any such division into sub-units and the consolidation of the business and operations of any such division and sub-units;

      (b) Name - the designation of any such division or sub-unit by, and the carrying on of the business and operations of any such division or sub-unit under, a name other than the name of the Corporation, provided that the Corporation shall set out its name in legible characters in all places required in law; and

      (c) Officers - the appointment of officers for any such division or sub-unit, the determination of their powers and duties, and the removal of any of such officers so appointed, provided that any such officers shall not, as such, be officers of the Corporation.

                                  SECTION THREE
                             BORROWING AND SECURITY

3.01  Borrowing Power.

Without limited the borrowing powers of the Corporation as set forth in the Act, but subject to the articles, the board may from time to time on behalf of the Corporation, without authorization of the shareholders:

      (a)   borrow money on the credit of the Corporation;

      (b) issue, sell or pledge debt obligations (including bonds, debentures, notes or other similar obligations, secured or unsecured) of the Corporation;

      (c) to the extent permitted by the Act, give directly or indirectly financial assistance to any person by means of a loan, a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person, or otherwise; or

      (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertakings, to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.02  Delegation.

Subject to the Act and the articles, the board may from time to time delegate to a committee of the board, a director or an officer of the Corporation or any other person as may be designated by the board all or any of the powers conferred on the board by section 3.01 or by the Act to such extent and in such manner as the board may determine at the time of each such delegation.

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                                  SECTION FOUR
                                    DIRECTORS

4.01  Number of Directors and Quorum.

Until changed in accordance with the Act, the board shall consist of not fewer than the minimum number and not more than the maximum number of directors provided in the articles, provided, however, that for so long as the Corporation is an offering corporation, the board shall consist of not fewer than three directors.

4.02  Qualification.

No person shall be qualified for election or appointment as a director if he or she is less than 18 years of age; if he or she is of unsound mind and has been so found by a court in Canada or elsewhere; if he or she is not an individual; or he or she has the status of bankrupt. A director need not be a shareholder. A majority of the directors shall be resident Canadians. At least one-third of the directors shall not be officers or employees of the Corporation or any of its affiliates.

4.03  Consent.

No election or appointment of a director shall be effective unless he or she consents in writing to act as a director within 10 days after the date of the election or appointment.

4.04  Election and Term.

The  election  of  directors   shall  take  place  at  each  annual  meeting  of
shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. Subject to the Act and section 4.01, the number of directors to be elected at any such meeting shall be the number of directors determined from time to time by special resolution or, if the special resolution empowers the directors to determine the number, by resolution of the board. Where the shareholders adopt an amendment to the articles to increase the minimum number of directors, the shareholders may, at the meeting at which they adopt the amendment, elect the additional number of directors authorized by the amendment. The election may be by resolution, of if demanded by a shareholder or a proxyholder, by ballot. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

4.05  Removal of Directors.

Subject to the Act, the shareholders may, by ordinary resolution passed at a meeting of shareholders called for that purpose, remove any director from office before the expiration of his or her term of office and the vacancy created by such removal may be filled at the same meeting, failing which it may be filled by the board.

4.06  Vacation of Office.

A director ceases to hold office when he or she dies; he or she is removed from office by the shareholders; he or she ceases to be qualified for election as a director, or his or her written resignation is received by the Corporation, or, if a time is specified in such resignation, at the time so specified, whichever is later.

4.07  Vacancies.

Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the number or minimum number of directors or from a failure of the shareholders to elect the number or minimum of directors. In the absence of a quorum the remaining directors shall forthwith call a meeting of shareholders to fill the vacancy.

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4.08  Action by the Board.

The board shall manage or supervise the management of the business and affairs of the Corporation. The powers of the board may be exercised by a meeting (subject to sections 4.09 and 4.10) at which a quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the board. Where there is a vacancy or vacancies in the board, the remaining directors may exercise all the powers of the board so long as a quorum remains in office.

4.09  Canadian Majority at Meetings.

The board shall not transact business at a meeting unless a majority of the directors present are resident Canadians.

4.10  Meetings by Telephone.

If all the directors consent thereto generally or in respect of a particular meeting, a director may participate in a meeting of the board or a committee of the board by means of telephone, electronic or other communications facilities as permit all persons participating in the meeting to communicate with each other, simultaneously and instantaneously, and a director participating in such meeting shall be deemed to be present in person at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board. If a majority of the directors participating in a meeting held pursuant to this section are then in Canada, the meeting shall be deemed to have been held in Canada.

4.11  Place of Meeting.

Meetings of the board shall be held at any place within or outside Ontario but in any financial year of the Corporation a majority of the meetings of the board shall be held in Canada.

4.12  Calling of Meetings.

Meetings of the board shall be held from time to time at such place (subject to section 4.11), at such time and on such day as the board, the chairman of the board, the president or any two directors may determine.

4.13  Notice of Meeting.

Notice of the time and place of every meeting of the board shall be given in the manner provided in Section Eleven to each director (a) not less than 48 hours before the time when the meeting is to be held if the notice is mailed, or (b) not less than 24 hours before the time when the meeting is to be held if the notice is given personally or is delivered or sent by any means of transmitted or recorded communication; provided that no notice of a meeting shall be necessary if all the directors in office are present or if those absent waive notice of or otherwise consent to such meeting being held. A notice of a meeting of directors need not specify the purpose of, or the business to be transacted at, the meeting except where the Act requires such purpose or business or the general nature thereof to be specified.

4.14  Attendance of Auditors.

The auditors of the Corporation shall be entitled to attend and be heard at meetings of the board on matters relating to their duties as auditors.

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4.15  First Meeting of New Board.

Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

4.16  Adjourned Meeting.

Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.17  Regular Meetings.

The board may appoint a day or days in any month or months for regular meetings at a place and hour to be named. A copy of any resolution of the board fixing the place and time of regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act required the purpose thereof or the business to be transacted thereat to be specified.

4.18  Chairperson.

The chairperson of the board, if such an officer has been elected and is present, otherwise the president, or in his or her absence a vice-president who is a director, shall be chairperson of any meeting of the board. If no such officer is present, the directors present shall choose one of their number to be chairperson.

4.19  Quorum.

Subject to section 4.09, the quorum for the transaction of business at any meeting of the board shall be a majority of the number of directors then in office or such greater number of directors as the board may from time to time determine. If the Corporation is not an offering corporation and has fewer than three directors, all directors must be present to constitute a quorum.

4.20  Votes to Govern.

At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairperson of the meeting shall not be entitled to a second or casting vote.

4.21  Conflict of Interest.

A director shall not be disqualified by reason of his or her office from contracting with the Corporation or a subsidiary thereof. Subject to the provisions of the Act, a director shall not by reason only of his or her office be accountable to the Corporation or to its shareholders for any profit or gain realized from a contract or transaction in which he or she has an interest, and such contract or transaction shall not be voidable by reason only of such interest, provided that, if a declaration and disclosure of such interest is required by the Act, such declaration and disclosure shall have been made and, if required by the Act, the director shall have refrained from voting as a director on the contract or transaction and shall not have been counted in the quorum.

4.22  Remuneration and Expenses.

The directors shall be paid such remuneration for their services as directors as the board may form time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

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                                      -7-


4.23  Resolution in Lieu of Meeting.

A resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the board or a committee of the board is as valid as if it had been passed at a meeting of the board or committee of the board. A resolution in writing takes effect on the day on which the last director who is entitled and required to sign the resolution signs it. A resolution in writing may be signed in one or more counterparts and such counterparts taken together shall constitute the same resolution. A counterpart signed by a director and transmitted by facsimile or other device capable of transmitting a printed message is as valid as an originally signed counterpart.

                                  SECTION FIVE
                                   COMMITTEES

5.01  Committees of the Board.

The board may appoint from its number one or more committees of the board, however designated, and delegate to any such committee any of the powers of the board except those which pertain to items which, under the Act, a committee of the board has no authority to exercise. A majority of the members of any committee shall be resident Canadians.

5.02  Transaction of Business.

The powers of a committee of the board may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Ontario.

5.03  Audit Committee.

The board shall elect annually from among its number an audit committee to be composed of not fewer than three directors, of whom a majority shall not be officers or employees of the Corporation or its affiliates. The audit committee shall have the powers and duties provided in the Act.

5.04  Advisory Bodies.

The board may from time to time appoint such advisory bodies as it may deem advisable.

5.05  Procedure.

Unless otherwise determined by the board, each committee of the board and each advisory board shall have power to fix its quorum at not less than a majority of its members, to elect its chairperson and to regulate its procedure.

                                   SECTION SIX
                                    OFFICERS

6.01  Appointment.

The board may from time to time appoint a president, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. One person may hold more than one office. The board may specify the duties of and, in accordance with this by-law and subject to the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to section 6.04, an officer of the Corporation may but need not be a director.

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6.02  Chief Executive Officer.

The board may designate one of the officers of the Corporation as chief executive officer of the Corporation and may from time to time revoke any such designation and designate another officer of the Corporation as chief executive officer of the Corporation. The officer designated as chief executive officer shall have general supervision and control of the affairs of the Corporation.

6.03  Chief Financial Officer.

The board may designate one of the officers of the Corporation as chief financial officer of the Corporation and may from time to time revoke any such designation and designate another officer of the Corporation as chief financial officer of the Corporation. The officer designated as chief financial officer shall have such duties and exercise such powers as the board may from time to time prescribe.

6.04  Chairperson of the Board.

The board may from time to time also appoint a chairperson of the board who shall be a director. If appointed, the chairman of the board shall, if present, preside at all meetings of the board and, in the absence of the president, at all meetings of shareholders. In addition, the board may assign to him or her any of the powers and duties that are by any provision of this by-law assigned to the president, and he or she shall have such other powers and duties as the board may specify. During the absence or disability of the chairman of the board, the president shall assume all his or her powers and duties.

6.05  President.

Unless otherwise designated by the board in accordance with section 6.02, the president shall be the chief executive officer of the Corporation and, subject to the authority of the board, shall have general supervision of the affairs and business of the Corporation. Except when the board has elected or appointed a general manager, the president shall also have the powers and be charged with the duties of that office.

6.06  Vice-President.

During the absence or disability of the president, his or her duties shall be performed and his or her powers exercised by the vice-president or, if there are more than one, by the vice-president designated from time to time by the board or the president. A vice-president shall have such other powers and duties as the board or the president may prescribe.

6.07  Secretary.

Unless otherwise determined by the board, the secretary shall attend, and be the secretary of, all meetings of the board, shareholders and committees of the board. The secretary shall enter or cause to be entered in records kept for that purpose minutes of all proceedings at meetings of the board, the shareholders and committees of the board, whether or not he or she attends such meetings. He or she shall give or cause to be given, as and when instructed, all notices to directors, shareholders, auditors and members of committees of the board. He or she shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose, and he shall have such other powers and duties as otherwise may be specified.

6.08  Treasurer.

The treasurer shall keep proper accounting records in compliance with the Act and, under the direction of the board, shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the

Corporation. He or she shall render to the board whenever required an account of all his or her transactions as treasurer and of the financial position of the Corporation and he or she shall have such other powers and duties as otherwise may be specified.

6.09  Powers and Duties of Officers.

The powers and duties of all officers shall be such as the terms of their engagement call for or as the board or (except for those whose powers and duties are to be specified only by the board) the chief executive officer may specify. The board and (except as aforesaid) the chief executive officer may, from time to time and subject to the Act, vary, add to or limit the powers and duties of an officer. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.

6.10  Term of Office.

The board, in its discretion, or the president may remove any officer of the Corporation without prejudice to any officer's rights under any employment contract. Otherwise each officer appointed by the board shall hold office until his or her successor is appointed or until his or her earlier resignation.

6.11  Terms of Employment and Remuneration.

The terms of employment and the remuneration of officers elected or appointed by the board shall be settled by it from time to time.

6.12  Agents and Attorneys.

The board shall have power from time to time to appoint agents or attorneys for the Corporation within or outside of Canada with such powers (including the power to sub-delegate) of management, administration or otherwise as may be thought fit.

6.13  Fidelity Bonds.

The board may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the board may from time to time determine.

                                  SECTION SEVEN
                  PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.01  Limitation of Liability.

Every director and officer of the Corporation in exercising his or her powers and discharging his or her duties shall act honestly and in good faith with a view to the best interests of the Corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Subject to the foregoing, no director or officer shall be liable for the acts, receipts, neglects or defaults of any other director, officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by order of the board for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his or her part, or for any other loss, damage or misfortune which shall happen in the execution of the duties of his or her office or in relation thereto, unless the same are occasioned by his or her own willful neglect or default, provided that nothing herein shall relieve any director or officer of any liability imposed upon him or her by the Act.

7.02  Indemnity.

Subject to the Act, the Corporation shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his or her heirs, executors, administrators and other legal personal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of having been a director or officer of the Corporation or body corporate of which the Corporation is or was a shareholder or creditor, if (a) he or she acted honestly and in good faith with a view to the best interests of the Corporation; and (b) in the case of a criminal or administrative action or proceeding enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful. The Corporation may also indemnify that person in such other circumstances as the Act or law permits or requires.

7.03  Insurance.

Subject to the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and officers as the board may from time to time determine.

                                  SECTION EIGHT
                                     SHARES

8.01  Allotment of Shares.

Subject to the Act and the articles, the board may from time to time allot or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation in such manner and to such persons or class of persons as the board shall by resolution determine, provided that no share shall be issued until it is fully paid as provided by the Act.

8.02  Commissions and Discounts.

The board may from time to time authorize the Corporation to pay a reasonable commission or allow reasonable discounts to any person in consideration of him or her purchasing or agreeing to purchase, whether absolutely or conditionally, shares of the Corporation, or procuring or agreeing to procure purchasers, whether absolute or conditional, for shares of the Corporation, but no such commission or discount shall exceed 25% of the amount of the purchase price.

8.03  Transfer Agents and Registrars.

The board may from time to time by resolution appoint a registrar to keep the register of security holders and a transfer agent to keep the register of transfers and may also appoint one or more branch registrars to keep branch registers of security holders and one or more branch transfer agents to keep branch registers of transfers, but one person may be appointed both registrar and transfer agent. The board may at any time terminate any such appointment.

8.04  Registration of Transfer.

Subject to the Act, no transfer of shares shall be registered in a register of transfers or branch register of transfers except upon presentation of the certificate representing the share endorsement which complies with the Act made on or delivered with it, duly executed by the appropriate person as provided by the Act, together with such reasonable assurance or evidence of signature, identification and authority to transfer as the board may from time to time prescribe, and on payment of all applicable taxes and any reasonable fees prescribed by the board, and compliance with such restrictions on transfer as are authorized by the articles, if any, and on satisfaction of any lien referred to in section 8.05.

8.05  Lien for Indebtedness.

Except where any class or series of shares of the Corporation is listed on a stock exchange, the Corporation shall have a lien on the shares registered in the name of a shareholder who is indebted to the Corporation, and the lien may be enforced, subject to the articles, by the sale of the shares affected by it or by any other action, suit, remedy or proceeding authorized or permitted by law or by equity and, pending enforcement, the Corporation may refuse to register a transfer of the whole or any part of those shares.

8.06  Non-Recognition of Trusts.

Subject to the Act, the Corporation may treat the registered holder of any share as the absolute owner thereof and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by statute, be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any share or to recognize any other claim to or interest in such share on the part of any person other than the registered holder thereof.

8.07  Share Certificates.

Every holder of one or more fully paid shares of the Corporation shall be entitled, at his or her option, to a share certificate, or to a non-transferable written certificate of acknowledgement of his or her right to obtain a share certificate, stating the number and class or series of shares held by him or her as shown on the securities register, and stating that such shares are fully paid. Share certificates shall be in such form as the board shall from time to time approve and shall be signed in accordance with section 2.04 and need not be under the corporate seal; provided that, unless the board otherwise orders, certificates representing shares in respect of which a transfer agent, registrar, or both has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent or registrar. The signature of one of the signing officers or, in the case of share certificates which are not valid unless countersigned by or on behalf of a transfer agent or registrar, the signatures of both signing officers may be mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose signature (whether manual or facsimile) appears thereon no longer holds office at the date of issue or delivery of the certificate.

8.08  Replacement of Share Certificates.

The board or any officer or agent designated by the board may in its or his or her discretion direct the issue of a new share certificate or other such certificate in lieu of and on cancellation of a share certificate that has been mutilated or in substitution for a certificate claimed to have been lost, apparently destroyed or wrongfully taken, on payment of such reasonable fee, not exceeding $3.00, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

8.09  Joint Shareholders.

If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect of that share, and delivery of the certificate to one of those persons shall be sufficient delivery to all of them. Any one of those persons may give effectual receipts for the certificate issued in respect of it or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of that share.

8.10  Deceased Shareholders.

In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the register of shareholders in respect of the death or to make any dividend or other payments in respect of the share except on production of all such documents as may be required by law and on compliance with the reasonable requirements of the Corporation and its transfer agents.

                                  SECTION NINE
                              DIVIDENDS AND RIGHTS

9.01  Cash Dividends.

Subject to the Act and the articles, the board may from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation. Dividends may be paid in money or property or by the issue of fully paid shares of the Corporation or options or rights to acquire fully paid shares of the Corporation. Any dividend unclaimed after a period of six years from the date on which it has been declared to be payable shall be forfeited and shall revert to the Corporation.

9.02  Dividend Cheques.

A dividend payable in money shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his or her address appearing on the securities register, unless such holder otherwise directs. In the case of joint holders, the cheque shall, unless such joint holders otherwise jointly direct, be made payable to the order of all the joint holders and mailed to them at the address appearing on the register of shareholders in respect of such joint holding, or to the first address so appearing if there are more than one. The mailing of such cheque, unless it is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented by it plus the amount of any tax which the Corporation is required to and does withhold.

9.03  Non-Receipt of Cheques.

In the event of non-receipt of any dividend cheque by the person to whom it is sent, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

9.04  Record Date for Dividends and Rights.

The board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of the dividend or to exercise the right to subscribe for such securities, and notice of any such record date shall be given not less than seven days before the record date in the manner provided by the Act. In every such case, only persons who are shareholders of record at the close of business on the record date so fixed shall be entitled to receive payment of such dividend or to exercise the right to subscribe for such securities and to receive the warrant or other evidence in respect of such right, notwithstanding the transfer or issue of any shares after the record date is fixed.

                                   SECTION TEN
                            MEETINGS OF SHAREHOLDERS

10.01 Annual Meetings.

The annual meeting of shareholders shall be held at such time in each year and, subject to section 10.03, at such place as the board, the chairperson of the board or the president may from time to time determine, for the purpose of receiving the reports and statements required by the Act to be laid before the annual meeting, electing directors, appointing auditors and fixing or authorizing the board to fix the remuneration of the auditors, and for the transaction of such other business as may properly be brought before the meeting.

10.02 Special Meetings.

The board, the chairman of the board or the president shall have power to call a special meeting of shareholders at any time.

10.03 Place of Meetings.

Meetings of shareholders shall be held at such place within or outside Ontario as the directors determine or, in the absence of such determination, at the place where the registered office of the Corporation is located.

10.04 Notice of Meetings.

Notice of the time and place of each meeting of shareholders shall be given in the manner provided in Section Eleven not less than 21 nor more than 50 days before the date of the meeting to each director, to the auditor, and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a special meeting of shareholders shall state the nature of the business in sufficient detail to permit the shareholder to form a reasoned judgement on it and shall give the text of any ordinary resolution, special resolution, or by-law to be submitted to the special meeting.

10.05 List of Shareholders Entitled to Notice.

For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting. The list shall be arranged in alphabetical order and show the number of shares held by each shareholder entitled to vote at the meeting. If a record date for the meeting is fixed pursuant to section 10.06, the shareholders listed shall be those registered at the close of business on that record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, on the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared.

10.06 Record Date for Notice.

The board may fix in advance a time and a date, preceding the date of any meeting of shareholders by not more than 50 days and not less than 21 days, as a record date for the determination of the shareholders entitled to notice of the meeting. If the board fixes no such record date for notice, the record date for notice shall be the day next preceding the day on which notice is given.

10.07 Meetings Without Notice.

A meeting of shareholders may be held without notice at any time and at any place permitted by the Act or the articles (a) if all the shareholders entitled to vote thereat are present in person or duly represented by proxy or if those not present or represented by proxy waive notice of or otherwise consent to such meeting being held, and (b) if the auditors and the directors are present or waive notice, or otherwise consent to the meeting being held; so long as the shareholders, auditors or directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meetings is not lawfully called. At such a meeting, any business may be transacted which the Corporation may transact at a meeting of shareholders.

10.08 Chairperson, Secretary and Scrutineers.

The president or, in his or her absence, the chairperson of the board, if such an officer has been elected or appointed and is present, otherwise a vice-president who is a shareholder of the Corporation, shall be chairperson of any meeting of shareholders. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairperson. If the secretary of the Corporation is absent, the chairperson shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

10.09 Persons Entitled to be Present.

The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and the auditors of the Corporation and others who, although not entitled to vote, are entitled or required under the Act or the articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairperson of the meeting or with the consent of the meeting.

10.10 Quorum.

Subject to the Act in respect of a majority shareholder, a quorum for the transaction of business at any meeting of shareholders shall be two persons present in person, being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled of the class or classes respectively (if there is more than one class of shares outstanding for the time being), enjoying voting rights at such meeting. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting even if a quorum is not present throughout the meeting. If a quorum is not present at the time appointed for the meeting or within a reasonable time after that which the shareholders may determine, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business.

10.11 Right to Vote.

Every person named in the list referred to in section 10.05 shall be entitled to vote the shares shown on the list opposite his or her name at the meeting to which the list relates, except to the extent that (a) where the Corporation has fixed a record date in respect of the meeting, the person has transferred any of his or her shares after the record date or, where the Corporation has not fixed a record date in respect of the meeting, the person has transferred any of his or her shares after the date on which the list is prepared, and (b) the transferee, having produced properly endorsed certificates evidencing the shares or having otherwise established that he or she owns them, has demanded not later than 10 days before the meeting that his or her name be included in the list. In any such excepted case, the transferee shall be entitled to vote the transferred shares at the meeting.

10.12 Record Date for Voting.

The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than two days, excluding non-business days, for the determination of the shareholders entitled to vote at the meeting. The record date for voting at a meeting of shareholders shall be specified in the notice calling the meeting or in the information circular relating thereto.

10.13 Proxyholders and Representatives.

Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, as his or her nominee to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his or her attorney and shall conform to the requirements of the Act. Alternatively, every shareholder which is a body corporate or association may authorize by resolution of its directors or governing body an individual to represent it at a meeting of shareholders and that individual may exercise on the shareholder's behalf all the powers it could exercise if it were an individual shareholder. The authority of such an individual shall be established by depositing with the Corporation a certified copy of the resolution, or in such other manner as may be satisfactory to the secretary of the Corporation or the chairperson of the meeting. Any such proxyholder or representative need not be a shareholder.

10.14 Time for Deposit of Proxies.

The board may fix a time, not exceeding 48 hours, excluding non-business days, proceeding any meeting or adjourned meeting of shareholders before which time proxies to be used at the meeting must be deposited with the Corporation or its agent, and any time so fixed shall be specified in the notice calling the meeting or the information circular relating thereto. A proxy shall be acted on only if, prior to the time so fixed and specified in the notice calling the meeting or the information circular, it has been deposited with the Corporation or its agent or, if no such time is specified in the notice or information circular, it has been received by the secretary of the Corporation or by the chairperson of the meeting or any adjournment thereof before the time of voting.

10.15 Personal Representative.

If the shareholder of record is deceased, his or her personal representative, upon filing with the secretary of the meeting sufficient proof of his or her appointment, shall be entitled to exercise the same voting rights at any meeting of shareholders as the shareholder of record would have been entitled to exercise if he or she were living, and for the purposes of the meeting shall be considered a shareholder. If there is more than one personal representative, the provisions of section 10.16 shall apply.

10.16 Joint Shareholders.

If two or more persons hold shares jointly, any one of them present in person or duly represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if more than one of them are present in person or represented by proxy and vote, they shall vote together as one on the shares jointly held by them.

10.17 Votes to Govern.

At any meeting of shareholders every question shall, unless otherwise required by the articles or by-laws or by law, be determined by a majority of the votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the chairperson of the meeting shall be entitled to a second or casting vote.

10.18 Show of Hands.

Subject to the Act, any question at a meeting of shareholders shall be decided by a show of hands, unless a poll is required or demanded as provided below and on a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands has been taken on a question, unless a poll is required or demanded, a declaration by the chairperson of the meeting that the vote on the question has been carried or carried by a particular majority or not carried, an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders on the said question.

10.19 Polls.

On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken on it, the chairperson may require or any person entitled to vote on the question may demand a poll. A poll so required or demanded shall be taken in such manner as the chairperson shall direct. A requirement or demand for a poll may be withdrawn at any time before the taking of the poll. Upon a poll, each person present shall be entitled, in respect of the shares which he or she is entitled to vote at the meeting on the question, to that number of votes provided by the Act or the articles, and the result of the poll so taken shall be the decision of the shareholders on the question.

10.20 Adjournment.

The chairperson at a meeting of shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place. If a meeting of shareholders is adjourned for less than 30 days, it will not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that is adjourned. Subject to the Act, if a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

10.20 Action in Writing by Shareholders.

A resolution in writing signed by all the shareholders entitled to vote on that resolution at the meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders unless, in accordance with the Act, (a) in the case of the resignation or removal of a director, or the appointment or election of another person to fill the place of that director, a written statement is submitted to the Corporation by the director giving the reasons for his or her resignation or the reasons why he or she opposes any proposed action or resolution for the purpose of removing him or her from office or the election of another person to fill the office of that director; or (b) in the case of the removal or resignation of an auditor, or the appointment or election of another person to fill the office of auditor, representations in writing are made to the Corporation by that auditor concerning his or her proposed removal, the appointment or election of another person to fill the office of auditor, or his or her resignation. A resolution in writing takes effect on the day on which it is signed by the last shareholder entitled and required to sign the resolution. A resolution in writing may be signed in one or more counterparts and such counterparts taken together shall constitute the same resolution. A counterpart signed by a shareholder and transmitted by facsimile or other device capable of transmitting a printed message is as valid as an originally signed counterpart.

                                 SECTION ELEVEN
                                     NOTICES

11.01 Method of Giving Notices.

Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations, the articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered by courier to the person to whom it is to be given at his or her recorded address or if mailed to him or her at his or her recorded address by prepaid mail, or if sent to him or her at his or her recorded address by any means of prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been given when it is delivered personally or at the recorded address, as the case may be; a notice so mailed shall be deemed to have been given on the fifth day after it is deposited in a post office or public letter box; and a notice sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him or her to be reliable.

11.02 Notice to Joint Shareholders.

If two or more persons are registered as joint holders of any share, notice to one of such persons shall be sufficient notice to all of them. Any notice shall be addressed to all of such joint holders and the address to be used for the purposes of section 11.01 shall be the address appearing on the securities register in respect of such joint holding, or the first address so appearing if there are more than one.

11.03 Computation of Time.

In computing the date when notice must be given under any provision requiring a specified number of days' notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.

11.04 Undelivered Notices.

If any notice given to a shareholder pursuant to section 11.01 is returned on three consecutive occasions because he or she cannot be found, the Corporation shall not be required to give any further notices to that shareholder until he or she informs the Corporation in writing of his or her new address.

11.05 Omissions and Errors.

The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board, or the non-receipt of any notice by any such person, or any error in any notice not affecting the substance of the notice, shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded on it.

11.06 Persons Entitled by Death or Operation of Law.

Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of the share which has been duly given to the shareholder from whom he or she derives his or her title to the share before his or her name and address were entered on the securities register (whether the notice was given before or after the happening of the event upon which he or she became so entitled) and before he or she furnished the Corporation with the proof of authority or evidence of his or her entitlement prescribed by the Act.

11.07 Waiver of Notice.

Any shareholder, proxyholder or other person entitled to attend a meeting of shareholders, director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice required to be given to him or her under the Act, the regulations, the articles, the by-laws or otherwise, and that waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in the giving or in the time of the notice, as the case may be. Any such waiver or abridgement shall be in writing, except a waiver of notice of a meeting of shareholders or of the board or a committee of the board, which may be given in any manner.

                                 SECTION TWELVE
                                 EFFECTIVE DATE

12.01 Effective Date.

This by-law shall come into force when made by the board in accordance with the Act.

12.02 Repeal.

All previous by-laws of the Corporation are repealed as of the coming into force of this by-law. The repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under, or the validity of any contract or agreement made pursuant to, or the validity of any articles (as defined in the Act) or predecessor charter documents of the Corporation obtained pursuant to, any such by-law before its repeal. All officers and persons acting under any by-law so repealed shall continue to act as if appointed under the provisions of this by-law and all resolutions of the board, the shareholders or committees of the board with continuing effect passed under any repealed by-law shall continue to be good and valid except to the extent inconsistent with this by-law and until amended or repealed.

      MADE by the board the_____day of__________, 2000.

______________________________                 _____________________________
President                                      Secretary

      CONFIRMED by the shareholders in accordance with the Act the ______ day of ___________, 2000.

                                               _____________________________
                                               Secretary